SUPPLEMENT TO

CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

Calvert Social Investment Fund ("CSIF") Balanced Portfolio

Prospectus dated January 31, 2008

Date of Supplement: June 9, 2008

At a meeting held on June 3, 2008, CSIF Balanced Portfolio's Board of Trustees approved the removal of SSgA Funds Management, Inc. ("SSgA FM") as a subadvisor for the Portfolio.  The equity assets previously managed by SSgA FM have been reallocated to New Amsterdam Partners, LLC, an equity subadvisor for the Portfolio since June 2004.

Under "Advisor, Subadvisors and Portfolio Managers - Equity Investments of CSIF Balanced" on pages 86-87 of the Prospectus, delete the paragraph and accompanying chart related to the management of CSIF Balanced by SSgA FM.

Please note that the information on SSgA FM’s business and the description of its portfolio managers on pages 86-87, cross-referenced on page 88 under "Advisor, Subadvisors and Portfolio Managers - CSIF Enhanced Equity," still apply to CSIF Enhanced Equity.